Exhibit 10.4

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT IN A TRANSACTION COMPLETED IN ACCORDANCE WITH THE REGISTRATION STATEMENT, (B) TO THE CORPORATION, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

COMMON SHARE PURCHASE WARRANTS

THESE WARRANTS WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BEFORE 4:00 P.M. (CENTRAL STANDARD TIME) ON APRIL 2, 2012.

TRANSATLANTIC PETROLEUM CORP.

(Incorporated under the Business Corporations Act (Alberta))

CERTIFICATE NO.	Warrants

THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED,

(the “holder”) is entitled to subscribe for and purchase, upon and subject to the terms and conditions hereinafter set forth, one fully paid and non-assessable Common Share (a “Common Share”) in the capital of TransAtlantic Petroleum Corp. (the “Corporation”) (as constituted at April 2, 2009) for each whole warrant (a “Warrant”) represented hereby, at any time on or after the date hereof but prior to 4:00 p.m. (Central Standard Time) on April 2, 2012 (the “Time of Expiry”) at and for a price of US$1.20 per Common Share (the “Exercise Price”).

The right to purchase Common Shares hereunder may only be exercised during the period herein specified by:

1.	completing, in the manner indicated, and executing the attached exercise form for that number of Common Shares which the holder is entitled and wishes to purchase;

2.	surrendering this Warrant Certificate to the Corporation at its office at 5910 N. Central Expressway, Suite 1755, Dallas, Texas 75206, or at such other address as the Corporation may designate from time to time by notice to the holder; and

3.	paying the appropriate subscription price for the Common Shares so subscribed for either by bank draft, certified cheque or money order payable in immediately available funds at par in United States funds to or to the order of the Corporation.

Upon surrender and payment as aforesaid, the Corporation will, subject to the terms hereof, issue to the person or persons named in the exercise form the number of Common Shares subscribed for and such person or persons will be shareholders of the Corporation in respect of such Common Shares as at the date of surrender and payment notwithstanding any delay in the issuance of a share certificate in respect thereof. Within five business days after surrender and payment, the Corporation will mail to such person or persons, at the address or addresses specified in the exercise form, a certificate or certificates evidencing the Common Shares subscribed for, or if requested by the holder, make available for pick-up at the Corporation’s office such certificate or certificates within five business days of the satisfaction of the exercise requirements herein. If the holder subscribes for a number of Common Shares which is less than the maximum number of Common Shares which could be subscribed for as the result of the exercise of all of the Warrants evidenced by this Warrant Certificate, the holder shall be entitled to receive a new Warrant Certificate (substantially in the form hereof) for that number of the Warrants not exercised so as to allow the purchase of those Common Shares that might have been subscribed for hereunder but which were not then subscribed for and purchased by the holder.

In no event shall fractional Common Shares be issued in connection with the exercise of the Warrants evidenced by this Warrant Certificate. In lieu of a fractional Common Share that would otherwise be issuable upon an exercise of the Warrants, there shall be paid to the holder by the Corporation, within ten (10) business days after the date of surrender of this Warrant Certificate and satisfaction of the exercise requirements herein, an amount in lawful money of the United States equal to the then current market value of such fractional share computed on the basis of the Current Market Price (as defined below) of the Common Shares on such date of exercise, provided that the Corporation shall not be required to make any payment, calculated as aforesaid, that is less than US$10.00.

“Current Market Price” of the Common Shares at any date means the volume weighted average trading price per share for such shares for the 10 consecutive Trading Days immediately preceding such date on the Toronto Stock Exchange or, if on such date the Common Shares are not listed on the Toronto Stock Exchange, on such stock exchange upon which such shares are listed and as selected by the directors of the Corporation, or, if such shares are not listed on any stock exchange, then on such over-the-counter market as may be selected for such purpose by the directors of the Corporation, and, in the event the Common Shares do not trade on any over-the-counter market, then in such manner as the directors of the Corporation determine, having regard to the parity and equality of the interests of the holders of Common Shares in the Corporation and “Trading Days” means, with respect to a stock exchange, a day on which such exchange is open for the a transaction of business and with respect to an over-the-counter market, a day on which the Toronto Stock Exchange is open for the transaction of business.

The Warrants evidenced by this Warrant Certificate are exercisable at any time and from time to time up to, but not after, the Time of Expiry, upon payment in the manner and at the place provided for above.

Nothing contained herein shall confer on the holder or any other person any right to subscribe for or purchase shares in the capital of the Corporation at any time subsequent to the Time of Expiry and from and after such time the Warrants evidenced by this Warrant Certificate and all rights hereunder shall expire and be of no further force or effect.

If this Warrant Certificate is stolen, lost, mutilated or destroyed, the Corporation shall, on such reasonable terms as to indemnity or otherwise as it may impose, deliver a replacement Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed.

The Warrants evidenced by this Warrant Certificate shall not entitle the holder to any rights whatsoever as a shareholder of the Corporation.

The Exercise Price or the number of Common Shares or other securities or property purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided for below:

(a)	If and whenever at any time after the date hereof and prior to the Time of Expiry the Corporation shall:

(i)	issue Common Shares (or securities convertible into Common Shares with no payment therefor (“Convertible Securities”)) as a stock dividend or make a distribution on its outstanding Common Shares payable in Common Shares or Convertible Securities;

(ii)	subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

(iii)	consolidate, reduce or combine its outstanding Common Shares into a smaller number of shares;

(each of the events enumerated in the clauses (i), (ii) and (iii), above, being hereinafter referred to as a “Common Share Reorganization”), the Exercise Price shall be adjusted effective immediately after the record date or effective date, as the case may be, which is used to determine the holders of outstanding Common Shares for the happening of a Common Share Reorganization, by multiplying the Exercise Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date or effective date before giving effect to such Common Share Reorganization, and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case of an issuance or distribution of Convertible Securities, the number of Common Shares that would have been outstanding had such securities been converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this paragraph (a) as a result of the fixing by the Corporation of a record date for the distribution of Convertible Securities, the Exercise Price shall be readjusted immediately after the expiry of any relevant conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

If and whenever at any time after the date hereof and prior to the Time of Expiry a Common Share Reorganization shall occur and any such event results in an adjustment in the Exercise Price, the number of Common Shares purchasable pursuant to each of the Warrants evidenced by this Warrant Certificate shall be adjusted contemporaneous with the adjustment of the Exercise Price, by multiplying the number of Common Shares theretofore purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(b)	If and whenever at any time after the date hereof and prior to the Time of Expiry, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, pursuant to which such shareholders are entitled, directly or indirectly, during a period expiring not more than 45 days after such record date (the “Rights Period”), to subscribe for or purchase (x) Common Shares at a price per share to the shareholder less than 90% of the Current Market Price for the Common Shares on such record date or (y) securities (in this paragraph (b) referred to as “Exchangeable Securities”) exchangeable for or convertible into Common Shares at an effective subscription price per Common Share (giving effect to the terms of such subscription or purchase and of such exchange or conversion privilege) less than 90% of the Current Market Price for the Common Shares on such record date (any of such events being hereinafter called a “Rights Offering”), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(B)	a number determined by dividing: (I) either (1) the product of the number of Common Shares actually issued upon the exercise of the rights, warrants, or options distributed under the Rights Offering and the price per share at which such Common Shares are acquired; or, as the case may be, (2) the product of the effective subscription price of the Exchangeable Securities and the number of Common Shares issuable under such Exchangeable Securities distributed under the Rights Offering; by (II) the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the number of Common Shares outstanding immediately after the end of the Rights Period (after giving effect to the Rights Offering, including the number of Common Shares actually issued upon exercise of the rights, warrants or options distributed under the Rights Offering and the number of Common Shares issuable if all Exchangeable Securities actually issued under the Rights Offering were exchanged for or converted into Common Shares).

To the extent that Exchangeable Securities are not exchanged for or converted into Common Shares prior to the expiry thereof, the Exercise Price as determined pursuant to this paragraph (b) will be readjusted to the Exercise Price which would be in effect based upon the number of Common Shares (or other securities) actually delivered on the exchange or conversion of such Exchangeable Securities.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary (as defined in the Business Corporations Act (Alberta)) of the Corporation shall be deemed not to be outstanding for the purpose of any such computation.

(c)	If and whenever at any time after the date hereof and prior to the Time of Expiry the Corporation shall fix a record date for the issue or the distribution to all or substantially all of the holders of one or more classes of outstanding Common Shares of: (i) shares of the Corporation of any class other than Common Shares; (ii) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (excluding those exercisable for a period expiring not more than 45 days after such record date and excluding those with a price per share (or having an effective exchange or conversion price or exercise price per share) not less than the Current Market Price of the Common Shares on such record date); (iii) evidences of indebtedness; or (iv) any property or other assets (including cash), and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be:

(1)	the product obtained when the number of Common Shares outstanding on such record date is multiplied by the Current Market Price of the Common Shares on such record date; less

(2)	the fair market value, as determined by resolution of the directors of the Corporation (whose determination shall be conclusive), to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution less the fair market value, as determined by resolution of the directors of the Corporation (whose determination shall be conclusive) of the consideration, if any, received therefor by the Corporation; and

(ii)	the denominator of which shall be the product obtained when the number of Common Shares outstanding on such record date is multiplied by the Current Market Price of the Common Shares on such record date.

To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary (as defined in the Business Corporations Act (Alberta)) of the Corporation shall be deemed not to be outstanding for the purpose of any such computation.

(d)

If and whenever at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of the Common Shares at any time outstanding or a change of the outstanding Common Shares into other securities (other than a Common Share Reorganization), or a consolidation, arrangement, amalgamation, merger or other reorganization of the Corporation with or into any other corporation or other entity (other than a consolidation, arrangement, amalgamation, merger or other reorganization which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares but, for greater certainty, including any continuance to a jurisdiction outside of Canada), or a transfer, sale or conveyance of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the holder, upon any exercise of its right hereunder to purchase Common Shares after the effective date of such Capital Reorganization, shall be entitled to receive, and shall accept, for the same aggregate consideration, in lieu of the number of Common Shares to which the holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which the holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Common Shares that the holder was theretofore entitled to acquire upon such exercise. The Corporation shall, acting reasonably, give effect to this provision by requiring such successor entity to (prior to or contemporaneously with any such Capital Reorganization), enter into an agreement or new Warrant Certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the holder to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the holder is entitled on the exercise of its acquisition rights thereafter and upon entering into such new Warrant Certificate or agreement and the completion of such Capital Reorganization, the Corporation shall cease to have any obligations (including the obligation to issue any Common Shares) hereunder and the holder shall cease to have any rights hereunder; provided that if the Corporation enters into a Capital Reorganization that includes any continuance to a jurisdiction outside of Canada, the new Warrant Certificate shall be governed by the laws of such new jurisdiction. Any Warrant Certificate or agreement entered into between the Corporation, any successor to the Corporation or such successor entity shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this paragraph and which shall apply to successive Capital Reorganizations.

(e)	The adjustments to the Exercise Price and number or type of Common Shares or other securities or property of the Corporation provided for herein are cumulative and such adjustments shall be made successively whenever any of the relevant events referred to herein shall occur. For purposes of the adjustments set forth above, the following provisions shall apply:

(i)	no adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% of the then prevailing Exercise Price and no adjustment shall be made pursuant to paragraph (a) in the number of Common Shares purchasable upon exercise of any of the Warrants evidenced hereby unless a corresponding adjustment to the Exercise Price is required hereunder; provided, however, that any adjustment which, except for the provisions of this clause (i), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(ii)	if a dispute shall at any time arise with respect to adjustments provided for herein, such dispute shall be conclusively determined by the Corporation’s auditors (except in cases where any determination relating to adjustments is to be made by the board of directors of the Corporation) or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors and any such determination shall be binding upon the Corporation and the holder;

(iii)	if the Corporation shall set a record date to determine holders of outstanding Common Shares entitled to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of any of the Warrants evidenced hereby shall be required solely by reason of the setting of such record date;

(iv)	in the absence of a resolution of the directors fixing a record date for a Common Share Reorganization, Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which the Common Share Reorganization, Rights Offering or Special Distribution is effected; and

(v)	as a condition precedent to the taking of any action which would require any adjustment in any attribute of the Warrants, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all shares or other securities that the holder is entitled to receive on the total exercise thereof in accordance with the provisions thereof.

(f)	No adjustment in the Exercise Price or in the number of Common Shares purchasable upon exercise shall be made in respect of any event described in paragraphs (a), (b), (c) or (d) other than the events referred to in clauses (ii) and (iii) of paragraph (a), if the holder of Warrants is entitled to participate in such event on the same terms mutatis mutandis as if such holder had exercised such holder’s Warrants and acquired Common Shares, prior to or on the effective date or record date of such event; provided that such participation shall be subject to receipt of all necessary regulatory approvals.

(g)	In any case in which the terms of the Warrants evidenced by this certificate shall require that an adjustment become effective as of a particular time, the Corporation may defer issuing to the holder in respect of any Warrants exercised after the record date for the event giving rise to the adjustment and before the event the kind and amount of shares, warrants or other securities to which the holder would be entitled upon such exercise by reason of the relevant adjustment, provided, however, that the Corporation shall deliver to the holder an appropriate instrument evidencing such holder’s right, upon the occurrence of the event requiring the adjustment, to the relevant adjustment.

(h)

If the purchase price provided for in any right, warrant, option or other convertible security issued as described in subsection (b) or (c) is decreased, or the rate of conversion at which any convertible securities which are issued as described in subsection (b) or (c) is increased, the Exercise Price shall forthwith be changed so as to decrease the Exercise Price to such Exercise Price as would have been obtained had the adjustment made in connection with the issuance of all such rights, options or securities been made upon the basis of such purchase price as so decreased or such rate as so increased. Likewise, if the purchase price provided for in any right, warrant, option or other convertible security issued as described in subsection (b) or (c) is increased, or the rate of conversion at which any convertible securities which are issued as described in subsection (b) or (c) is decreased, the Exercise Price shall forthwith be changed so as to increase the Exercise Price to such Exercise Price as would have been obtained had the adjustment made in connection with the issuance of all such rights, options or securities been made upon the basis of such purchase price as so increased or such rate as so decreased.

On the happening of each and every event referred to above that gives rise to an adjustment, the applicable provisions of these Warrants shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended. The Corporation shall promptly send to the holder notice of any and all adjustments hereunder as well as any adjustment to the Common Shares of the Corporation pursuant to the terms of the Articles of the Corporation.

The Corporation covenants that, so long as any Warrants remain outstanding it will give notice to the holder of its intention to fix a record date that is prior to the Expiry Time for any event referred to in subsections (a)(i), (b), (c) or (d) hereof which may give rise to an adjustment in the number of Common Shares to be received on exercise or the Exercise Price. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than 15 days prior to such applicable record date. The Corporation covenants that it will not close its transfer books or take any other corporate action which might deprive the holder of the opportunity to exercise its right of acquisition pursuant thereto during the period of 15 days after the giving of the notices set forth in this paragraph.

Subject to compliance with all securities laws in regard thereto, the Warrants represented by this Warrant Certificate and all rights granted hereunder shall be assignable and transferable to any party by the holder hereof. Subject to compliance with all securities laws in regard thereto, the holder of this Warrant Certificate may at any time prior to the Expiry Time, upon delivery to the Corporation (in the same manner as provided for exercise) of this Warrant Certificate and a duly completed and executed transfer in the form as attached hereto (the “Transfer Form”), and upon payment of reasonable charges of the Corporation (if requested), transfer and re-register the Warrants represented by this Warrant Certificate into the name of another holder. The Corporation reserves the right to require evidence, to its sole reasonable satisfaction, of compliance with all applicable securities laws prior to giving effect to any assignment or transfer of the Warrants represented hereby.

Within 14 days of receipt of this Warrant Certificate and the duly completed and executed Transfer Form and evidence of compliance with applicable securities law, as provided for above, the Corporation will cause to be mailed or delivered to such person or persons at the address or addresses specified in the Transfer Form, a certificate or certificates evidencing the number of Warrants to be transferred.

Notwithstanding any provision to the contrary contained herein, the Corporation will refuse to register any transfer of this Warrant Certificate not made in accordance with Regulation S of the U.S. Securities Act, pursuant to a registration under the U.S. Securities Act, or pursuant to an exemption from registration under the U.S. Securities Act.

Any notice to the holder shall be valid and effective if delivered or sent by courier or ordinary post to the holder at the address appearing on the face page hereof.

Notwithstanding any provision to the contrary contained herein, no Common Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates evidencing the Common Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Corporation, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares of the Corporation are listed, provided that, at any time, in the opinion of legal counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at that holder’s expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of legal counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

The Corporation represents and warrants that it is duly authorized to create and deliver these Warrants and to issue the Common Shares that may be issued hereunder and that these Warrants, when signed by the Corporation as herein provided, will be a valid obligation of the Corporation enforceable against the Corporation in accordance with the provisions hereof. The Corporation hereby covenants and agrees that, subject to the provisions hereof, it will cause the Common Shares from time to time duly subscribed for and purchased in the manner herein provided, and the certificates evidencing such Common Shares, to be duly issued and delivered, and that at all times up to and including the Time of Expiry, while these Warrants remain outstanding, it shall have sufficient authorized capital to satisfy its obligations hereunder should the holder determine to exercise the right in respect of all the Common Shares for the time being purchasable pursuant to the Warrants. All Common Shares issued upon the exercise of the right to purchase herein provided (upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof), shall be issued as fully paid and non-assessable Common Shares.

The Corporation represents and warrants that it has requested that the Common Shares issuable hereunder be listed and posted for trading on the Toronto Stock Exchange (the “TSX”) and has received the conditional approval of the TSX therefor. The Corporation covenants to use its reasonable best efforts to ensure that the conditions set forth in such approval are satisfied as soon as practicable.

Time shall be of the essence hereof.

The Warrants evidenced by this Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.

The Warrants evidenced by this Warrant Certificate shall not be valid for any purpose whatsoever until signed by the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be executed and delivered by its proper officer, duly authorized in that regard.

DATED as of the 2nd day of April, 2009.

TRANSATLANTIC PETROLEUM CORP.

Per:

EXERCISE FORM

TO: TRANSATLANTIC PETROLEUM CORP.

The undersigned holder of the within Warrants hereby exercises the right to acquire                      Common Shares without nominal or par value in the capital of TransAtlantic Petroleum Corp. at a price of US$1.20 per share (or such other number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto) on the terms specified in the within Warrant Certificate and encloses and tenders herewith a certified cheque, bank draft or money order payable at par to or to the order of “TransAtlantic Petroleum Corp.” in lawful money of the United States for the aggregate subscription price of US$            .

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

☐	A.	The undersigned holder (i) at the time of exercise of this Warrant is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising this Warrant on behalf of a “U.S. person”; and (iii) did not execute or deliver this Exercise Form in the United States.

☐	B.	An exemption from registration under the U.S. Securities Act and any applicable state securities law is available, and attached hereto is an opinion of counsel to such effect, it being understood that any opinion of counsel tendered in connection with the exercise of Warrants must be in form and substance satisfactory to the Corporation.

The undersigned holder understands that (i) the certificate representing the Common Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available and restricting hedging transactions unless in compliance with the U.S. Securities Act; and (ii) Common Shares will not be registered or delivered to an address in the United States unless box B is checked.

The undersigned hereby directs that the Common Shares hereby subscribed for be issued and delivered as follows:

Name in Full	Address in Full	Number of Shares

OR

☐	held for pick-up at the office of the Corporation

(Please state full names in which share certificates are to be issued, stating whether Mr., Mrs. or Miss)

DATED this      day of             ,             .

(Signature of Subscriber)

Instructions:

1.	The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Corporation at its principal office.

2.	If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder on the Exercise Form must be guaranteed by a chartered bank, a trust company or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

3.	If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

TRANSFER FORM

TO:	TRANSATLANTIC PETROLEUM CORP.

FOR VALUE RECEIVED, the undersigned holder of the within Warrants hereby sells, assigns and transfers to                                         ,              Warrants of TransAtlantic Petroleum Corp. registered in the name of the undersigned on the records of the Corporation and irrevocably appoints                                          the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

Name in Full Warrants	Address in Full *	Number of

OR

☐	held for pick-up at the office of the Corporation

(Please state full names in which share certificates are to be issued, stating whether Mr., Mrs. or Miss)

DATED this      day of                     ,         .

(Signature of Warrantholder)

Instructions:

1.	Signature of the Warrantholder must be the signature of the person appearing on the face of this Warrant Certificate. Signature of the transferee must be of the person in whose name the Warrants will be issued.

2.	If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3.	The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

4.	If this Warrant Certificate bears a legend on the first page restricting the transfer without registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), this Transfer Form must be accompanied by one of the following: (a) a declaration to the effect that the Warrants are being transferred outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act in a form satisfactory to the Corporation, or (b) an opinion of counsel to the effect that the transfer is in compliance with the requirements of the U.S. Securities Act and all applicable state securities laws, or other evidence thereof (which opinion or other evidence must be in form and substance satisfactory to the Corporation).